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                                     Exhibit 23.1

                      Consent of Independent Public Accountants


We hereby consent to the incorporation by reference in the Prospectus constituting part of Amendment No. 3 to this Registration Statement on Form S-3 of our report dated March 14, 1996 appearing on page F-2 of Pacific Rehabilitation & Sports Medicine, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1995 (as amended by Amendment No. 2 on Form 10-K/A, filed July 11, 1996) (the "Form 10-K").


We also consent to incorporation by reference in the Prospectus of our report dated February 11, 1995, except as to the March 1995 acquisitions described in the last four paragraphs of Note 15, which is as of March 21, 1995, and as to subsequent financing activities and the merger agreement described in Note 16, which is as of December 21, 1995, appearing on Page F-2 of the Pacific Rehabilitation & Sports Medicine, Inc. Annual Report on Form 10-K for the year ended December 31, 1994 (as amended by Amendment No. 1 of the Form 10-K/A, filed March 25, 1996). We also consent to the incorporation by reference of our report on the Financial Statement Schedules, which appears on page S-1 of the Form 10-K.

We also consent to the incorporation by reference in this Prospectus of our report dated September 29, 1995, relating to the combined financial statements of Physical Therapy Clinic of Tualatin; Roger J. Miller Enterprises, Inc., dba Lake Oswego Physical Therapy; John Phillipe and Wayne Crinklaw dba Hillsboro Physical Therapy Clinic; Northwest Physical Therapy Clinic, Inc.; Eischen Physical Therapy Clinic, Inc.; Longview Physicians' Physical Therapy Services, P.S.; and Oregon City Physical Therapy which is included as Exhibit A in the Pacific Rehabilitation & Sports Medicine, Inc. Form 8-K dated July 21, 1995 (filed August 7, 1995) (as amended by Amendment No. 1 on Form 8-K/A filed October 6, 1995 and Amendment No. 2 on Form 8-K/A filed March 25, 1996); our report dated September 15, 1995 relating to the financial statements of Samuel
H. Esterson, P.T., which is included as Exhibit B in the Pacific Rehabilitation & Sports Medicine, Inc. Form 8-K dated July 21, 1995 (filed August 7, 1995) (as amended by Amendment No. 1 on Form 8-K/A filed October 6, 1995 and Amendment No. 2 on Form 8-K/A filed March 25, 1996); our report dated September 1, 1995 relating to the financial statements of Michael C. Gibbons, P.T., dba Tigard Physical Therapy, which is included as Exhibit A in the Pacific Rehabilitation & Sports Medicine, Inc. Form 8-K dated June 13, 1995 (filed July 19, 1995) (as amended by Amendment No. 1 on Form 8-K/A filed September 18, 1995 and Amendment No. 2 on Form 8-K/A filed March 25, 1996); our report dated August 4, 1995 relating to the financial statements of Northwest Evaluation for the Injured, Inc., which is included as Exhibit A in the Pacific Rehabilitation & Sports Medicine, Inc. Form 8-K dated June 6, 1995 (filed June 21, 1995) (as amended by Amendment No. 1 on Form 8-K/A filed August 21, 1995 and Amendment No. 2 on Form 8-K/A filed March 25, 1996); our report dated June 30, 1995 relating to the financial statement of Arthritis, Trauma & Sports Physical Therapy, Inc., which is included as Exhibit A in the Pacific Rehabilitation & Sports Medicine, Inc. Form 8-K dated April 28, 1995 (filed May 9, 1995) (as amended by Amendment No. 1 on Form 8-K/A filed July 12, 1995); our report dated May 12, 1995 relating to the financial statements of Center for Industrial Medicine, Inc., which is included as Exhibit A in the Pacific Rehabilitation &


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Sports Medicine, Inc. Form 8-K dated March 6, 1995 (filed March 22, 1995) (as amended by Amendment No. 1 on Form 8-K/A filed May 19, 1995); our report dated April 7, 1995 relating to the financial statements of NW Center for Sports Medicine and Physical Therapy, Inc., which is included as Exhibit A in the Pacific Rehabilitation & Sports Medicine, Inc. Form 8-K dated January 31, 1995 (filed February 15, 1995) (as amended by Amendment No. 1 on Form 8-K/A filed April 17, 1995); our report dated July 1, 1994 relating to the financial statements of Professional Athletic Rehabilitation, Inc., which is included in Exhibit A in the Pacific Rehabilitation & Sports Medicine, Inc. Form 8-K dated May 14, 1994 (filed May 27, 1994) (as amended by Amendment No. 1 on Form 8-K/A filed July 29, 1994 and Amendment No. 2 on Form 8-K/A filed March 25, 1996); our report dated July 19, 1994 relating to the financial statements of Michael D. Mericle, P.T., which is included in Exhibit B in the Pacific Rehabilitation & Sports Medicine, Inc. Form 8-K dated May 14, 1994 (filed May 27, 1994) (as amended by Amendment No. 1 on Form 8-K/A filed July 29, 1994 and Amendment No. 2 on Form 8-K/A filed March 25, 1996); our report dated July 9, 1994 relating to the financial statements of Care Concepts, Inc., dba Pacific Physical Therapy, which is included in Exhibit C in the Pacific Rehabilitation & Sports Medicine, Inc. Form 8-K dated May 14, 1994 (filed May 27, 1994) (as amended by Amendment No. 1 on Form 8-K/A filed July 29, 1994 and Amendment No. 2 on Form 8-K/A filed March 25, 1996); and our report dated August 19, 1994 relating to the financial statements of Advanced Rehabilitation Technologies, Inc., which is included in Exhibit A in the Pacific Rehabilitation & Sports Medicine, Inc. Form 8-K dated June 27, 1994 (filed July 5, 1994) (as amended by Amendment No. 1 on Form 8-K/A filed September 12, 1994 and Amendment No. 2 on Form 8-K/A filed March 25,
1996).

We also consent to the references to us under the headings "Experts" in such Prospectus.

/S/ PRICE WATERHOUSE LLP

Price Waterhouse LLP
Portland, Oregon


July 23, 1996